Exhibit 13.1


                                  Certification
                 Pursuant to Rule 13a-14(b) or Rule 15d-14(a) of
           the Securities Exchange Act of 1934, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Grupo Aeroportuario del Sureste, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the fiscal year ended December 31, 2003 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 16, 2004

                                                /s/  Adolfo Castro Rivas
                                                ------------------------
                                                Name:  Adolfo Castro Rivas
                                                Title: Chief Financial Officer
Dated: June 16, 2004

                                                /s/  Kjeld Binger
                                                -----------------
                                                Name:  Kjeld Binger
                                                Title: Interim Chief Executive
                                                       Officer


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.